                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                _______________


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) MARCH 13, 1998
                                                 ------------------------------


                                  P-COM, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


          DELAWARE                      0-25356                  77-02893711
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


  3175 S. WINCHESTER BOULEVARD, CAMPBELL, CALIFORNIA               95008
--------------------------------------------------------------------------------
     (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code    (408) 866-3666
                                                      --------------------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.   OTHER EVENTS
------    ------------

     On March 13, 1998, P-Com, Inc., a Delaware corporation ("P-Com"), issued a press release announcing the execution of a definitive purchase agreement to acquire the assets of the Wireless Communications Group of Cylink Corporation, a California corporation ("Cylink"). The consideration for the asset purchase equalled Sixty Million Five Hundred Thousand Dollars ($60,500,000) consisting of Forty Six Million Dollars ($46,000,000) in cash and Fourteen Million Five Hundred Thousand Dollars ($14,500,000) in a short-term, non interest-bearing unsecured subordinated promissory note. A copy of the press release is attached hereto and incorporated herein by reference.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
------    ------------------------------------------------------------------

     A copy of P-Com's press release announcing the acquisition of Cylink is attached hereto as an exhibit and incorporated herein by reference.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              P-Com, Inc.
                              -----------
                              (Registrant)

Date:  March 13, 1998         By:   /s/ MICHAEL J. SOPHIE
                                    -----------------------------------

                              Name:  Michael J. Sophie

                              Title:  Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
-------

99.1 Press release dated March 13, 1998, issued by P-Com announcing the signing of a definitive purchase agreement with Cylink.